Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended July 31, 2021

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2021

Investments	Shares		Fair Value (000)
LONG-TERM INVESTMENTS 99.15%

COMMON STOCKS 93.92%

Aerospace & Defense 4.64%
Airbus SE(a)*	EUR	269,251	$36,933
Northrop Grumman Corp.		325,900	118,308
Raytheon Technologies Corp.		1,649,257	143,403
Total			298,644

Air Freight & Logistics 1.53%
FedEx Corp.		352,100	98,570

Auto Components 1.55%
Lear Corp.		569,400	99,634

Banks 7.06%
Bank of America Corp.		1,604,300	61,541
CIT Group, Inc.		1,900,700	91,690
Citizens Financial Group, Inc.		646,800	27,269
JPMorgan Chase & Co.		1,235,542	187,531
Western Alliance Bancorp		924,600	85,821
Total			453,852

Beverages 1.62%
Coca-Cola Co. (The)		1,827,000	104,194

Biotechnology 2.62%
AbbVie, Inc.		1,450,800	168,728

Building Products 1.93%
Masco Corp.		1,341,800	80,119
Trane Technologies plc (Ireland)(b)		216,400	44,061
Total			124,180

Capital Markets 7.05%
Ameriprise Financial, Inc.		522,100	134,472
BlackRock, Inc.		156,600	135,799
Morgan Stanley		1,908,600	183,187
Total			453,458
Investments	Shares	Fair Value (000)
Chemicals 1.73%
Air Products & Chemicals, Inc.	271,500	$79,015
Ecolab, Inc.	144,900	31,998
Total		111,013

Consumer Finance 4.19%
Ally Financial, Inc.	2,627,700	134,958
Discover Financial Services	1,081,200	134,415
Total		269,373

Containers & Packaging 1.54%
Avery Dennison Corp.	469,100	98,830

Entertainment 0.65%
Walt Disney Co. (The)*	236,600	41,646

Equity Real Estate Investment Trusts 1.91%
Crown Castle International Corp.	635,700	122,747

Food & Staples Retailing 2.36%
Sysco Corp.	1,182,600	87,749
Walmart, Inc.	449,500	64,076
Total		151,825

Health Care Equipment & Supplies 1.96%
Abbott Laboratories	281,200	34,020
Medtronic plc (Ireland)(b)	700,300	91,956
Total		125,976

Health Care Providers & Services 2.71%
UnitedHealth Group, Inc.	422,600	174,204

Hotels, Restaurants & Leisure 2.23%
Hilton Worldwide Holdings, Inc.*	265,100	34,847
Starbucks Corp.	895,400	108,729
Total		143,576

Household Products 0.98%
Procter & Gamble Co. (The)	443,700	63,107

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2021

Investments	Shares	Fair Value (000)
Industrial Conglomerates 2.45%
Honeywell International, Inc.	672,700	$157,271

Information Technology Services 2.49%
Accenture plc Class A (Ireland)(b)	282,290	89,678
Fidelity National Information Services, Inc.	473,379	70,557
Total		160,235

Insurance 3.42%
American Financial Group, Inc.	738,000	93,350
Chubb Ltd. (Switzerland)(b)	199,200	33,613
Fidelity National Financial, Inc.	2,077,100	92,659
Total		219,622

Life Sciences Tools & Services 1.60%
Agilent Technologies, Inc.	672,000	102,971

Machinery 4.04%
Dover Corp.	668,900	111,787
Illinois Tool Works, Inc.	284,200	64,420
Stanley Black & Decker, Inc.	423,600	83,470
Total		259,677

Media 1.36%
Comcast Corp. Class A	1,490,200	87,669

Metals & Mining 1.09%
Reliance Steel & Aluminum Co.	445,100	69,947

Multi-Line Retail 0.61%
Dollar General Corp.	167,700	39,014

Oil, Gas & Consumable Fuels 6.25%
Chevron Corp.	1,171,632	119,284
Marathon Petroleum Corp.	2,985,900	164,881
Royal Dutch Shell plc Class A ADR	1,872,800	76,073
TotalEnergies SE ADR	962,100	41,977
Total		402,215
Investments	Shares		Fair Value (000)
Pharmaceuticals 1.76%
Eli Lilly & Co.		465,500	$113,349

Real Estate Investment Trusts 4.04%
Alexandria Real Estate Equities, Inc.		520,500	104,797
Prologis, Inc.		979,300	125,390
Starwood Property Trust, Inc.		1,139,800	29,669
Total			259,856

Road & Rail 2.90%
Norfolk Southern Corp.		355,900	91,762
Union Pacific Corp.		433,800	94,898
Total			186,660

Semiconductors & Semiconductor Equipment 4.19%
Analog Devices, Inc.		194,700	32,597
Lam Research Corp.		173,700	110,718
Texas Instruments, Inc.		663,300	126,438
Total			269,753

Software 3.43%
Microsoft Corp.		774,400	220,634

Specialty Retail 4.91%
Home Depot, Inc. (The)		307,400	100,886
Lowe’s Cos., Inc.		498,600	96,075
TJX Cos., Inc. (The)		1,081,900	74,446
Williams-Sonoma, Inc.		294,200	44,630
Total			316,037

Textiles, Apparel & Luxury Goods 1.12%
LVMH Moet Hennessy Louis Vuitton SE(a)	EUR	89,593	71,734
Total Common Stocks (cost $4,629,077,153)			6,040,201

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2021

Investments	Shares	Fair Value (000)
CONVERTIBLE PREFERRED STOCKS 5.23%

Electric: Utilities 2.68%
NextEra Energy, Inc.(c)	3,319,550	$172,251

Health Care Equipment & Supplies 2.55%
Danaher Corp.(d)	82,402	164,207
Total Convertible Preferred Stocks (cost $291,216,785)		336,458
Total Long-Term Investments (cost $4,920,293,938)		6,376,659

	Principal Amount (000)
SHORT-TERM INVESTMENTS 0.53%

Repurchase Agreements
Repurchase Agreement dated 7/30/2021, 0.00% due 8/2/2021 with Fixed Income Clearing Corp. collateralized by $35,005,000 of U.S. Treasury Note at 0.375% due 07/15/2024; value: $35,015,811; proceeds: $34,329,130 (cost $34,329,130)	$34,329	34,329
Total Investments in Securities 99.68% (cost $4,954,623,068)		6,410,988
Other Assets and Liabilities - Net(e) 0.32%		20,611
Net Assets 100.00%		$6,431,599

ADR	American Depositary Receipt.
EUR	Euro.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	The security has a dividend rate of 6.22%.
(d)	The security has a dividend rate of 4.75%.
(e)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at July 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	September 2021	200	Long	$42,623,296	$43,895,000	$1,271,704

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Aerospace & Defense	$261,711	$36,933	$–	$298,644
Textiles, Apparel & Luxury Goods	–	71,734	–	71,734
Remaining Industries	5,669,823	–	–	5,669,823
Convertible Preferred Stocks	336,458	–	–	336,458
Short-Term Investments
Repurchase Agreements	–	34,329	–	34,329
Total	$6,267,992	$142,996	$–	$6,410,988
Other Financial Instruments
Futures Contracts
Assets	$1,272	$–	$–	$1,272
Liabilities	–	–	–	–
Total	$1,272	$–	$–	$1,272

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources

Notes to Schedule of Investments (unaudited)(concluded)

independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2021 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

QPHR-AFF-3Q
(09/21)